Nationwide Life Insurance Company • Nationwide Variable Account - 9

Prospectus supplement dated October 30, 2009

To Prospectus dated May 1, 2009

On October 14, 2009, the Board of Trustees of the BB&T Variable Insurance Funds - BB&T Mid Cap Growth VIF fund voted to liquidate the BB&T Variable Insurance Funds - BB&T Mid Cap Growth VIF fund effective February 1, 2010.

Effective January 22, 2010, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Effective February 1, 2010, any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on February 1, 2010.